UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DYNARESOURCE, INC.

(Name of the Registrant as Specified In Its Charter)

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DYNARESOURCE, INC.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

November 16, 2015

Dear Stockholders:

It is our pleasure to invite you to attend the 2015 Annual Meeting of Stockholders of DynaResource, Inc., to be held on Monday, December 28, 2015, at 2:00 PM., CST, in a designated Meeting Room at the Four Seasons Hotel, 4150 N. MacArthur Blvd., Irving, Texas 75039.

The matters to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our Annual Report is also enclosed.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. Therefore, I urge you to vote as promptly as possible. You may vote your shares by returning the enclosed proxy card. Timely voting will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support of DynaResource, Inc. I look forward to seeing you at the Annual Meeting.

Sincerely,

K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

DYNARESOURCE, INC.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2015

To the Stockholders of DynaResource, Inc.:

Notice is hereby given that the 2015 Annual Meeting of Stockholders of DynaResource, Inc., a Delaware corporation (the “Company”), will be held on Monday, December 28, 2015, at 2:00 PM., CST, in a designated meeting room at the Four Seasons Hotel at 4150 N. MacArthur Blvd, Irving, Texas 75039, for the following purposes, as more fully described in the proxy statement accompanying this notice:

(1)	To elect four Class I Directors to the Company’s Board of Directors, which Class I Directors are elected by the holders of the Series A Preferred Shares;
(2)	To elect two Class II Directors to the Company’s Board of Directors, which Class II Directors are elected by the holders of the outstanding common shares of the Company to a term of office expiring at the next Annual Meeting of Stockholders;
(3)	To elect one Class III Director to the Company’s Board of Directors, which Class III Director is elected by the holders of the Series C Convertible Preferred Shares;
  Note that the Board of Directors has fixed the number of directors at seven, to be comprised of (A) four Class I Directors; (B) two Class II Directors; and (C) one Class III Director;
(4)	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“NEOs”), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s annual meeting in 2016;
(5)	To approve, on an advisory basis, the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years. While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us or our Board of Directors;
(6)	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof;

Only stockholders of record as of the close of business on November 20, 2015 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. You may vote your shares by returning the enclosed proxy card. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors
/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Irving, Texas November 16, 2015	Chairman and Chief Executive Officer

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF STOCKHOLDERS

_____________________________________________________________

Potential Payments upon Termination or Change in Control	16

Retirement Plans	16

Equity Compensation Plans	16

Compensation of Directors	17

Certain Relationships and Related Person Transactions	17

Householding of Proxy Materials	17

Other Matters	17

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of DynaResource, Inc., a Delaware corporation, for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, December 28, 2015, in a designated meeting room at the Four Seasons Hotel, at 4150 N. MacArthur Blvd., Irving, Texas 75039. The proxy solicitation materials are being sent on or about November 16, 2015 to all stockholders entitled to vote at the Annual Meeting. In this proxy statement, “DynaResource,” the “Company,” “we,” “us” and “our” refer to DynaResource, Inc.

 QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING

AND THIS PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, holder(s) of the outstanding Series A Preferred shares will vote to:

  Elect four Class I Directors to the Board of Directors of the Company (Proposal One);

At the Annual Meeting, holders of the outstanding common shares will vote to:

  Elect two Class II Directors to the Board of Directors of the Company (Proposal Two), of the three that are nominated;

Note that only two Class II Directors may be elected. Two persons are Company nominees, and one person is a stockholder nominee.

At the Annual Meeting, holder(s) of the outstanding Series C Convertible Preferred shares will vote to:

  Elect one Class III Director to the Board of Directors of the Company (Proposal Three);

At the Annual Meeting, holders of the outstanding common shares will vote to:

  Cast an advisory vote to approve the compensation paid to the Company’s officers (Proposal Four);
  Cast an advisory vote to approve the frequency of a stockholder advisory vote on executive compensation (Proposal Five); and,
  To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the Board’s voting recommendations?

Our Board of Directors recommends that the holders of outstanding common shares cast votes:

“FOR”; The two (2) Nominees for Class II Director who have been nominated by the Company (Proposal Two);

Our Board of Directors recommends that the holders of outstanding common shares cast non-binding advisory votes:

“FOR”; To approve the compensation paid to the Company’s officers (Proposal Four);

Our Board of Directors recommends that the holders of outstanding common shares cast non-binding advisory votes for:

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“One Year”; the frequency of a stockholder advisory vote on executive compensation (Proposal Five).

While we intend to carefully consider the voting results of proposals Four and Five, the final votes are advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all our stockholders and will consider the outcome of these votes when making future compensation decisions for our executive officers and the frequency of advisory votes on executive compensation. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s annual meeting in 2016.

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Company’s main telephone number is (972) 868-9066.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is November 20, 2015. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. As of the record date, 16,722,825 shares of our Common Stock, $.01 par value per share, were outstanding, of which 15,035,192 shares of Common Stock are entitled to vote. For explanation, the 1,687,633 shares of Common Stock currently held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote. Also as of the record date, 1,000 shares of our Series A Preferred Shares ($0.0001 par value per share), were outstanding and entitled to vote. Holders of the Company’s Series A Preferred Stock have the authority to elect a majority of the Board of Directors (the Class I Directors). Additionally, holders of the Series C Convertible Preferred Shares have the authority to elect one Class III Director.

Our stock transfer books will remain open between the date of the Notice of Annual Meeting and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices.

How many votes do I have?

Except as to the shares held by Mineras de DynaResource S.A. de C.V., each holder of Common Stock is entitled to one vote per share held. As a result, a total of 15,035,192 votes may be cast by the holders of Common Stock on each matter at the Annual Meeting. Additionally, holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I Directors). Currently, Mr. K.W. (“K.D.”) Diepholz, Chairman, President and Chief Executive Officer of the Company, is the holder of 100% of the outstanding Series A Preferred Shares and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I Directors). Additionally, holders of the Company’s Series C Convertible Preferred Shares have the authority to elect one Class III Director. Currently, Golden Post Rail LLC is the holder of 100% of the outstanding Series C Convertible Preferred Shares, and accordingly, Golden Post Rail LLC has the authority to elect one Class III Director.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Signature Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Common Stock, how do I cast my vote?

If you are a stockholder of record, you may vote by mailing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid and self-addressed envelope and your shares will be voted at the Annual Meeting in the manner you direct. You may also vote your shares in person at the Annual Meeting. If you are a stockholder of record, you may request a ballot at the Annual Meeting.

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If I am a beneficial owner of shares held in street name, how do I cast my vote?

If you are the beneficial owner of shares are held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”) that must be followed for the record holder to vote your shares per your instructions. Please complete and return the voting instruction card in the self-addressed postage paid envelope provided; or, in some cases you may vote your shares on-line.

If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting. We recommend that you vote your shares in advance as described above, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What is a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding capital stock of the Company entitled to vote on the record date will constitute a quorum. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What is a broker non-vote?

If you are a beneficial owner of shares held in street name and do not provide the record holder with specific voting instructions, under the rules of various national securities exchanges, the record holder may generally vote on routine matters but cannot vote on non-routine matters. If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What vote is required for each item?

For Proposal One, the Class I Directors are elected by the vote of the holder(s) of the issued and outstanding Series A Preferred shares. For Proposal Two, the Class II Directors are elected by a plurality of the votes cast by the holders of the issued and outstanding common shares entitled to vote. Accordingly, as to the Class II Directors, the nominees receiving the highest number of votes cast will be elected as a Director. Abstentions will have no effect on the outcome of the election of candidates for Class II Directors. Due to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the election of directors is now considered a non-routine matter on which brokers are not empowered to vote without instructions. Accordingly, there may be broker non-votes on Proposal Two. Should any nominee become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person as may be designated by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee who has become unavailable will be disregarded. For Proposal III, the Class III Director is elected by the vote of the holders of the Series C Convertible Preferred Shares. For Proposal Four, the measure will be approved or disapproved based on the highest number of votes cast. For Proposal Five, the measure will be approved or disapproved based on the highest number of votes cast.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you do not specify how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you do not specify how the shares represented thereby are to be voted, your broker may generally exercise its discretionary authority to vote your shares on routine matters, but your broker will not be permitted to vote your shares with respect to non-routine matters (Proposal Two).

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What if I receive more than one set of proxy materials, proxy card or voting instruction form?

If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote be counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions.

Can I change my vote after I have voted?

If you are a stockholder of record, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. If you are a stockholder of record and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four days following the Annual Meeting.

How and when may I submit a stockholder proposal for the 2016 Annual Meeting of Stockholders?

In the event that a stockholder desires to have a proposal considered for presentation at the 2016 Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

To forward any stockholder proposals or notices of proposals or to receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage firms, bank, broker-dealer or other similar organization holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

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INTRODUCTION TO PROPOSALS ONE through FIVE

ELECTION OF DIRECTORS

General

Directors are elected at annual meetings of stockholders. As provided in the certificate of incorporation and amendments thereto, the holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I directors). Currently, Mr. K.W. (“K.D.”) Diepholz, Chairman, President and Chief Executive Officer of the Company, is the sole holder of the Company’s Series A preferred stock and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I Directors). The Class II Directors are elected by a plurality of the votes cast by the holders of the issued and outstanding shares of Common Stock. The Class III Director is elected by the holders of the Series C Convertible Preferred Shares.

Proposal One (Nominees to Serve as Class I Directors (Term to Expire at the 2016 Annual Meeting))

The current members of the Board of Directors, who are nominees for election to the Board as Class I Directors, are as follows:

Name	Age	Position	Director Since
K.W. (“K.D.”) Diepholz	58	Chairman of the Board, President, Chief Executive Officer and Treasurer	1995
Dr. Jose Vargas Lugo	55	Director, President of Mexican Operations	2013
Robert M. (“Chip”) Allender, Jr.	62	Executive V.P.-Director of Mining Operations	2014
Pedro Ignacio Teran Cruz	52	Executive VP.- Director of Exp. and Resource Development	2015

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class I directors are as follows:

K.W. (“K.D.”) Diepholz

Mr. Diepholz has been involved as an investor / entrepreneur, primarily in the resource sectors since 1980, after graduating from Lake Land College with a Communications Degree with business emphasis. He founded KWD Properties Corp. an Oil and Gas exploration and production company in 1983, and served as an executive manager to this Oil and Gas concern, and as a General partner to several limited partnerships. Mr. Diepholz has served in a variety of capacities with DynaResource, Inc. from 1994 to the present, and has served as Chairman of the Board, President, CEO and Treasurer since 1995. Mr. Diepholz has special skills in the areas of negotiation, business development, project planning and management, corporate financing, acquisition analysis, investment program interpretation and structuring, and executive management. Mr. Diepholz has been instrumental to the Company in the negotiations of the following: the acquisition of 24.9% Net Profits Interest in the San José de Gracia in 1995; the acquisition of an additional 25% interest in San José de Gracia in 1998; the acquisition and consolidation of 100% of the rights to the San José de Gracia from prior owners, culminating in March 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracia from previous Mexican owners during 2000-2003; the direction and management of the test mining and pilot mill operations at San José de Gracia during 2003-2006; the negotiation of the Stock Purchase/Earn In Agreement with Goldgroup Mining Inc. and Goldgroup Resources Inc. in 2006; the negotiation of the surface rights agreement with the Santa Maria Ejido in 2013; the negotiation of the financing agreement with Golden Post Rail LLC, and the general financing of, and the general management of the Company since inception. In addition to his roles with the Company, Mr. Diepholz serves as Chairman and CEO of DynaResource Nevada, Inc., an affiliated company, and as President of DynaNevada de Mexico, a wholly owned subsidiary of DynaResource Nevada Inc. Mr. Diepholz is also the current President of the following subsidiaries of the Company in Mexico: DynaResource de Mexico, Mineras de DynaResource, and DynaResource Operaciones.

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Dr. Jose Vargas Lugo

Dr. Vargas is a licensed physician who graduated from the Universidad Nacional Autonoma de Mexico (UNAM); and is a 4th year law student at Universidad Autonoma de Sinaloa (UAS). Dr. Vargas commenced his relation with the mining business with Minera Industrial Peñoles as a Medical Assistant to the Mining Services Division of Peñoles in Fresnillo, Zacatecas. Since 1993, Dr. Vargas has been a supplier of industrial goods and services in and around the municipalities of Sinaloa de Leyva and Mocorito Sinaloa. Dr. Vargas has worked with companies such as Compañía Minera El Rosarito, which was conducting operations at San Jose de Gracia during the period 1993 – 1995. Dr. Vargas later provided services and supplies to Mineras Finesterre at San Jose de Gracia, and to Minera Pangea, which was owned by Queenstake Resources, then Nevada Pacific, and now McEwen Mining. Dr. Vargas began working with DynaResource de Mexico in spring, 2000 as it commenced activities to acquire and consolidate the San Jose de Gracia District. Over the past plus 10 Years, Dr. Vargas has proven to be an integral part of the Company’s activities at San Jose de Gracia and in Sinaloa State, involved in all facets of the Company’s business. Dr. Vargas has proven instrumental in the areas of public relations, community relations, governmental affairs, environmental matters, and overall management of the Company’s business activities in Mexico. Dr. Vargas is expected to be an integral executive for the Company for the foreseeable future.

Robert (“Chip”) Allender, Jr.

During a professional career spanning over 35 years, Mr. Allender has been involved in a broad range of managerial and technical positions in mineral exploration, mine development, and mining operations on six continents. His experience encompasses precious metal, base metal, industrial mineral, and fuel mineral projects in over twenty countries. Mr. Allender has most recently worked as a consultant to several emerging North American and European junior mining companies on projects in Australia, Canada, Turkey, West Africa, and Mexico.

His experience includes all aspects of mineral exploration, property evaluation, deposit development, mergers and acquisitions, and production of industrial, base, and precious minerals. Mr. Allender is a Certified Professional Geologist and a Registered Member of the Society for Mining, Metallurgy, and Exploration (SME). He holds a B.S. degree in Geology from Colorado State University and studied mineral economics at Colorado School of Mines.

Pedro Ignacio Teran Cruz

Mr. Teran is a graduate Geologist from the Universidad de Sonora, Mexico. He has over 28 years’ experience in mineral exploration, mine development is a successful and respected Geological Consultant in Mexico, and is credited with defining significant resources at several projects. From 1986 to 1992, he was Project Geologist for Minera Real de Angeles, SA de CV (Frisco/Placer Dome Inc, now Alamos Gold), in which under his participation, explored and discovered the “Mulatos Gold Deposit” Sonora, Mexico, and later as a Project Manager, the “San Felipe Gold Project” BC, Mexico, both now in production. From 1992 to 1996, Mr. Teran worked as a Mine Geologist with Hecla Mining Co and explored and advanced into production the open pit “La Choya Gold Mine”. From 1996 to 1999, Mr. Teran worked as Geology Superintendent for Compañia Minera Lluvia de Oro (Santa Cruz Gold, Now NWM Mining Corp.) and at the open pit “Lluvia de Oro Gold Mine”, Sonora, Mex. From 1999 to 2001, Mr. Teran worked as a Consultant Geologist for due diligence for Tara Gold Resources in several projects located in la Sierra Madre Occidental. From 2001 to 2005, he worked as Manager of Geology Department for the Compañía Minera Pangea SA de CV (Queenstake Resources, Nevada Pacific and now McEwen Mining), in the “El Magistral Gold Mine” Sinaloa, Mexico. Under his direction of exploration, the reserves were increased substantially and formed part of the team to put the project in production. During 2005 and part of 2006, Mr. Teran worked as Data Manager for Linear Gold Corp. in the “Ixhuatan Project” Chiapas, Mexico. He built the computer block model and Resources Estimation. From 2006 to 2008, he worked as Project Manager for Pediment Exploration Ltd., now Argonaut Gold Inc. in the “San Antonio Gold Project” located in BCS, Mexico.

Since 2008, Mr. Teran began working as a Consultant Geologist with DynaResource, Inc. in the “San Jose de Gracia Gold Project” located in Sinaloa, Mexico, an advanced exploration project. In July, 2015 Mr. Teran was retained 100% to DynaResource, and with full focus at San Jose de Gracia.

Proposal Two (Nominees to Serve as Class II Directors (Term to Expire at the 2016 Annual Meeting)

The following are the Company’s nominees for election to the Board as Class II directors:

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Name	Age	Position	Director Since
David S. Hall	58	Exec. VP, CFO	2015
John C. Wasserman	76	Attorney, and Shareholder	----

The following person is a stockholder’s nominee for election to the Board as Class II director:

Name Christopher L. Menegay	Age 43	Position Shareholder	Director Since ----

Company Nominees: The principal occupations and business experience, for at least the past five years, of the Company’s nominees for election to the Board as Class II directors are as follows:

David S. Hall

Mr. Hall is a CPA and is the CFO and Executive Vice President of DynaResource, Inc. Mr. Hall has 30 years of broad accounting, auditing, finance and entrepreneurial expertise. Prior to joining the Company, Mr. Hall was the owner and Managing Director of The Hall Group, CPAs, located in Dallas, Texas. The Hall Group, CPAs performed the financial audits and SEC reporting for DynaResource from 2005 to [date of last audit] and has been in operation since 1991. The Hall Group, CPAs specialized in financial audit, tax and consulting for Public Companies and Non-Profit Organizations. Mr. Hall’s expertise is in mining and extraction, film and recording production, real estate, construction and services industries.

Prior to founding The Hall Group, CPAs, Mr. Hall worked in CFO and Controller positions for David Weekley Homes and Browning Ferris Industries (BFI). He began his career with the Big 4 Firm Deloitte and graduated with honors with a BBA degree in accounting from University of Louisiana Monroe. He passed the CPA exam on the first sitting.

Mr. Hall also brings expertise in Executive and Entrepreneurial Coaching through his Company, The Business Clarity Solution. This program has assisted many in leadership roles to achieve significant increase in results, effective delegation and better utilization of time and balance in their lives. Mr. Hall’s unique talents are in financial analysis, strategic coaching and results oriented projects.

John C. Wasserman

Mr. Wasserman is a Partner with Wasserman, Bryan, Landry & Honold, LLP Law firm, Perrysburg Ohio. He is a shareholder of the Company and would bring the following credentials to the Board of Directors:

 University of Detroit (PHB); Ohio State University, Law School (JD) – Graduate work in business administration; University of Toledo – Undergraduate and Graduate work in business administration; Admitted to practice before Ohio Supreme Court, U.S. Supreme Court, U.S. District Court for Northern District of Ohio, Sixth Circuit U.S. Court of Appeals; Member, Ohio State, Lucas County, Ohio (past President) and Toledo, Ohio Bar Associations; Board Member, Corporate and Board Secretary, Blue Water Satellite, Inc.; Board Member, TechTol of Toledo, Inc.; Member and current chair of the City of Waterville, Ohio Planning Commission; Member of the ten year Plan Committee of Waterville, Ohio; Member, Past Board Member, Secretary Treasurer and President of Toledo, Ohio Rotary; Past Assistant District Governor, Area 4 of District 6600 of Rotary International; Member of Timberlake Investments, LLC, an investment LLC; Board Member, Victory Center of Toledo, Ohio; Member, Succession Committee, DynaResource, Inc.; Member/Managing Partner/Member, numerous LLCs/Partnerships for real estate development, investments; Past employment with Ohio Attorney General office, Special Counsel; Past employment with Ohio Bureau of Unemployment, Hearing Officer; Former Acting Judge, Maumee, Ohio, Municipal Court; Past Toledo, Ohio Exchange Club Member (President); Selected one of Jaycees Top Ten Young men of Toledo, Ohio; Co Author – Management Considerations of a Business Entity in the Environment of Chapter XI Reorganization Proceedings Under the New Federal Bankruptcy Code Effective October 1, 1979 published in Midwest Business Administration Association; Expert witness in real estate mandamus case: Lucas County Common Pleas Court, State ex rel Ad Hoc Committee of Waterville Citizens for Initiative and Referendum Petitions, Etc., Realtor vs. City of Waterville and Dale Knepper, Clerk of Council, City of Waterville, Respondents, Case No. CI-2013-1137.

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A Stockholder’s Nominee: The principal occupation and business experience, for at least the past five years, of a stockholder’s nominee for election to the Board as Class II director are as follows:

Christopher Leigh Menegay

Chris Menegay is an entrepreneur/consultant based in Dallas, Texas. In 2004, he founded Notion Solutions, Inc. as an IT consulting firm. He grew Notion Solutions, Inc. into a multi-million-dollar business and launched a subsidiary in South Africa before selling Notion Solutions, Inc. to Imaginet Resources Group, a Canadian IT consulting firm, in 2010. He acted as Imaginet's President of US Operations until 2012. Using his extensive background in technology and process improvement, Chris currently consults with select companies to improve their operational processes to become more efficient and productive. Chris has consulted with a variety of companies throughout the world, ranging in size from 50 employees to over 100,000. He is also an accomplished speaker, having spoken at conferences and performed training sessions in Africa, Europe, Asia and Australia. He holds a BS in Engineering from Texas A&M and in 2013 received his MBA from the Executive MBA program at SMU. Mr. Menegay and his wife currently hold 296,000 shares of DynaResource, Inc.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the foregoing nominees to the Board of Directors.

David S. Hall	Class II Director

John C. Wasserman	Class II Director

Proposal Three (Nominees to Serve as Class III Director (Term to Expire at the 2016 Annual Meeting))

The current members of the Board of Directors, who are nominees for election to the Board as Class III Directors, are as follows:

Phillip Rose	Class III Director

***

Proposal Four

The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of the Named Executive Officers as disclosed in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis). This proposal is referred to as a “say-on-pay” proposal.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the Named Executive Officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2016 annual meeting of stockholders.

Required Vote

Approval of this Proposal No. Four requires the affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal.

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Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation paid to the Company’s named executive officers.

***

Proposal Five

Approve the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote for “One Year” as the frequency of a stockholder advisory vote on executive compensation.

****************

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CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that none of its current directors and nominees for election at the Annual Meeting meets the definition of independent director under the current standards for “independence” established by NASDAQ.

Board Committees

We do not presently have a separately constituted audit committee, nominating committee, compensation committee, or committees performing similar functions.

At present, our entire Board of Directors acts as our audit committee. One member of our proposed Board, Mr. David S. Hall, meets the definition of “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

At present, our entire Board of Directors acts as our nominating committee.

At present, our entire Board of Directors acts as our compensation committee and accordingly, each director participates in the consideration of executive officer and director compensation.

Board Meetings in Fiscal Year 2015

During fiscal year 2015 and through the date of this Proxy Statement, our Board of Directors consisted of the following members:

K.W. (“K.D.”) Diepholz

Robert M. Allender, Jr.

Dr. Jose Vargas Lugo

David S. Hall

Pedro I. Teran Cruz

Phillip A. Rose (Elected by the holders of the Series C Preferred Shares on June 29, 2015)

During fiscal year 2015, there have been one regular meeting, six extraordinary meetings, and one special meeting of the Board of Directors, as well as several informal discussions or meetings. Each member of the Board of Directors during fiscal year 2015 attended or participated in 100 percent of the total number of regular, extraordinary, and special meetings of the Board of Directors held during the fiscal year, with exception of Mr. Phillip A. Rose, who was elected to the Board of Directors on June 29, 2015.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, directors are encouraged to attend such meetings. All members of the Board of Directors attended the prior year’s annual meeting, with the exception of the Class III Director who was elected on June 29, 2015 by the holders of the Series Convertible Preferred Shares.

Communications with Directors

We have not in the past adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, the directors have endeavored to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Communications to the Board of Directors may be submitted in writing to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Board of Directors relies upon the Corporate Secretary to forward written questions or comments to named directors or committees thereof, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual within the Company, including the President, as appropriate.

Code of Ethics and Standards of Business Conduct

The Company has adopted a Code of Ethics and Standards of Business Conduct which is available on the Company’s Web Site. An Introduction to the Code of Ethics and Standards of Business Conduct is included below:

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The company is committed to maintaining the highest standards of business ethics and complying with both the letter and the spirit of the law in everything that we do and in every country in which we do business. Doing so will also maintain the hard-earned respect and good corporate citizen reputation that we have established over the years with our customers, business partners and alliances. Consequently, employees are prohibited from participating in or condoning illegal or unethical activity. Remember that illegal acts by employees can subject the company to fines, and the penalties for corporations convicted of federal crimes are severe. And employees who violate the company’s ethical standards will be subject to disciplinary action up to and including termination.

To ensure compliance with this company policy, we have adopted these Standards of Business Conduct and Ethics for all employees. These Standards apply to all Directors, Officers, and Employees of DynaResource, Inc. and to all Directors, Officers, and Employees of all subsidiary companies.

These Standards also apply to all agents, consultants, contractors, and other third parties when they are representing or acting for the company and all subsidiaries. We expect our vendors and suppliers to be guided by these principles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of common stock of the Company as of November 13, 2015.  The following table sets forth the information based on 16,722,825 common shares issued and outstanding as of November 13, 2015.

COMMON STOCK	Beneficial Owner	Address	Common Shares	Percent Ownership

Common Stock	K.W. (“K.D.”) Diepholz Chairman / CEO	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	1,865,100	11.15%
Common Stock	Mineras de DynaResource SA de CV.	CP 82110, Mazatlán, Sinaloa, Mexico	1,687,633	10.09%
Common Stock	Gareth Nichol	Denver, Colorado	1,000,000	5.97%
Common Stock	Robert M. Allender, Jr. EVP; Director	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	75,000	0.448%

Common Stock	Dr. Jose Vargas Lugo EVP, Director	Plutarco Elias Calles 47 Colonia Juárez Guamuchil Sin. Codige Postal 81450 Mexico	274,508	1.64%

Common Stock	David S. Hall EVP, CFO, Director	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	*290,217	1.74%
Common Stock	Pedro I. Teran Cruz EVP; Director	Hermosillo, Sonora Mexico	37,500.224%
Common Stock	Bradford J. Saulter VP., Investor Relations	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	124,439.744%

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All Officers, Directors And Beneficial owners as a Group (6 Persons)	5,354,397	32.01%

* Includes 215,217 Shares held in Joint Tenancy.

None of the Shares described above are subject to options which are either (a) vested or (b) will vest within 60 days. The officers and directors and those 5% beneficial owners held no options as of November 16, 2015.

BENEFICIAL OWNERSHIP OF PREFERRED STOCK

Series A Preferred Shares

Beneficial Owner Series A Preferred Shares Percent Ownership

K.W. Diepholz 1,000 100%

  Mr. K.D. Diepholz, the Chairman, President and CEO of the Company, holds 100% of the outstanding Series A Preferred Shares (1,000 shares) of the Company. The holder of the Series A Preferred shares retains the right to elect a majority of the Members of the Board of Directors.

Series C Convertible Preferred Shares

Beneficial Owner Series C Preferred Shares Percent Ownership

Gold Post Rail, LLC 1,733,221 100%

  Golden Post Rail, LLC holds 100% of the outstanding Series C Convertible Preferred Shares (1,733,221 shares) of the Company. The holder of the Series C Convertible Preferred Shares retains the right to elect the Class III Director to the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and persons who own more than ten percent of the common stock of the Company to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in ownership of the common stock of the Company. Such directors, officers and ten percent stockholders are required to furnish to the Company copies of all Section 16(a) reports that they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2015, its directors, executive officers and ten percent stockholders complied with all applicable Section 16(a) filing requirements, except for the following filings:

Name of Filer	Form	Date filing was delinquent	Date delinquency cured
K.W. (“K.D.”) Diepholz	Form 4	January 3, 2014	November 10, 2014

EXECUTIVE OFFICERS

The Company’s executive officers are as follows:

Name	Age	Position	Served in Position Since

K.W. (“K.D.”) Diepholz	58	President, Chief Executive Officer and Treasurer	1995

David S. Hall	58	Executive Vice President and Chief Financial Officer	2014

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Bradford J. Saulter Dr. Jose Vargas Lugo	54 55	V.P., Investor Relations Director of Operations President – Mexico Operations	1995 2006 2014

Robert (“Chip”) Allender, Jr. Pedro I. Teran Cruz	62 57	Executive Vice President-Director of Mining Ops Executive Vice-President- Director of Exploration and Resource Development	2014 2015

The principal occupations and business experience, for at least the past five years, of Mr. K.D. Diepholz, Mr. Robert M. Allender, Jr., Dr. Jose Vargas Lugo and Mr. Pedro I. Teran Cruz are set forth in the discussion of Proposal One, Nominees to serve as Class I Directors. The principal occupation and business experience, for at least the past 5 years of Mr. Hall, Mr. Wasserman, and Mr. Menegay is set forth in the discussion of Proposal Two, Nominees to serve as Class II Directors. And, the Class III Director is set forth in the discussion of Proposal Three, Nominees to serve as Class III Director.

Bradford J. Saulter

Mr. Saulter attended University of Texas, Austin, Texas; Marketing Department of Metagram, Inc., a Dallas National Marketing Company; Regional Manager for Lugar, Lynch, & Associates, A Dallas Financial Services Company, Involved in Sales & Marketing of Various Investment Products; Independent Marketing Consultant; Series 22 & 63 Securities License; Vice President / Marketing - Dynacap Group Ltd. (1992 - Present); Director: Farm Partners, Inc. (1992 - Present), Vice President – Investor Relations - DynaResource, Inc., Dallas, Texas (1995 to present).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides disclosure about the policies and objectives underlying the compensation programs for our executive officers. Accordingly, we will address and analyze each element of the compensation provided to our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table which follows this discussion. These individuals are referred to as the named executive officers.

Compensation Policy for Executive Officers. We have designed the various elements comprising the compensation packages of our executive officers to achieve the following objectives:

  reflect individual accomplishments and contributions to the Company as well as overall Company performance;
  align each executive officer’s interests with those of the Company’s stockholders; and
  attract and retain qualified executives who will help the Company meets its goals.

Each executive officer’s compensation package has historically consisted of three elements: (i) a base salary, (ii) a cash bonus based upon the individual officer’s personal performance, and (iii) participation in long-term, stock-based incentive awards, in the form of restricted stock, designed to align and strengthen the mutuality of interests between our executive officers and our stockholders.

When establishing the compensation levels for the executive officers, we take into account the Company’s overall performance and its evaluation of each executive officer’s individual performance level and his potential contribution to the Company’s future growth. Over the years, the Company has endeavored to follow a pay-for-performance philosophy when Company performance measures have been achieved.

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Elements of Compensation.    Each of the major elements comprising the compensation package for executive officers (salary, bonus and equity) is (i) designed to reflect individual accomplishments and contributions to the Company as well as overall Company performance, (ii) align the executive’s interests with those of our stockholders and (iii) attract and retain qualified executives who will help the Company meet its goals. The manner in which each element of compensation has been structured may be explained as follows:

Salary.    The base salary level of each executive officer is reviewed once each year. The Company targets base salaries to be in the range of 80 percent to 90 percent of market. However, the Company may also consider the performance of the executive, contributions by the executive towards the Company’s mission/goals and tenure at the Company. The Company believes that this component of compensation should provide a level of security and stability from year to year and not be dependent to any material extent on the Company’s financial performance.

Incentive Compensation.    The bonus structure is generally designed to bring the total cash compensation for our executives up to market in a typical year and to exceed market when justified by Company performance.

Long-Term Incentives.    We currently have no contractual long-term incentives for our executive officers.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, its Chief Financial Officer and its three other most highly compensated executive officers. These officers are referred to as the “named executive officers”. The Company has not entered into any employment-related agreements with any of the named executive officers.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation	All other compensation	Total compensation
K.W. Diepholz CEO, Pres., Treas. Director	2014 2013	$225,000 $225,000	None None	None None	None None	None None	None None	$28,145 $20,500	$253,145 $245,500
David S. Hall CFO, Director	2014 2013	$90,000 None	None None	$206,250 None	None None	None None	None None	None None	$296,250 None
Bradford J. Saulter, VP. Investor Rel. Dr. Jose Vargas Lugo, Exec. VP; Director	2014 2013 2014 2013	$72,000 $72,000 $ 90,000 $ 90,000	None $5,000 None None	None None $412,500 None	None None None None	None None None None	None None None None	None None None None	$72,000 $77,000 $502,500 $90,000
Robert M. Allender, Jr. Exec. VP., Director Pedro I. Teran Cruz, Exec. VP, Director	2014 2013 2014 2013	$8,125 None None None	None None None None	None None None None	None None None None	None None None None	None None None None	None None None None	$8,125 None None None

Note regarding Employment Agreements: The Company does not have any formal employment agreements with any of its named executive officers. Rather, the terms of their respective employment with the Company were established pursuant to mutual agreement of the Board of Directors and each individual executive.

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Grants of Equity-Based Awards in Fiscal Year 2014

	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units(#)	All other option awards: Number of securities underlying options(#)	Exercise or base price of option awards($/Sh)	Grant date fair value of stock and option awards
		Threshold($)	Target($)	Maximum($)	Threshold (#)	Target (#)	Maximum(#)
KW Diepholz	---	---	---	---	---	---	---	---	---	---	---
CEO, President, Director

David S. Hall CFO, Director	---	---	---	---	---	---	---	---	---	---	---

Bradford J Saulter Vice-President, Investor Relations	---	---	---	---	---	---	---	---	---	---	---

Dr, Jose Vargas Lugo President of Mexican Operations, Director	---	---	---	---	---	---	---	---	---	---	---

Robert M. Allender, Jr. Executive Vice President, Director of Operations, Director	---	---	---	---	---	---	---	---	---	---	---
Pedro I. Teran Cruz, Executive Vice-President, Director of Exploration and Resource Development, Director	---	---	---	---	---	---	---	---	---	---	---

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Outstanding Equity Awards at Fiscal Year End

The following table provides certain summary information concerning outstanding equity awards held by the named executive officers as of December 31, 2014:

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards					Stock awards
	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options(#)	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested(#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested($)
K W Diepholz CEO, President, Director	---	---	---	---	---	---	---	---	---

David S. Hall CFO, Director	---	---	---	---	---	---	---	---	---

Bradford J Saulter Vice-President, Investor Relations	---	---	---	---	---	---	---	---	---

Dr, Jose Vargas Lugo President of Mexican Operations	---	---	---	---	---	---	---	---	---

Robert M. Allender, Jr.; Exec. Vice-Director of Mining Operations Pedro I. Teran Cruz Exec. Vice President, Director of Exploration and Resource Development	--- ---	--- ---	--- ---	--- ---	--- ---	--- ---	--- ---	--- ---	--- ---

Option Exercises and Stock Vested

No named executive officer held options to purchase shares of stock that vested during 2014.

Potential Payments upon Termination or Change in Control

The Company does not have any contract, agreement, plan or arrangement with its named executive officers that provides for payments to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company, or a change in the named executive officer’s responsibilities following a change in control.

Retirement Plans

The Company does not have any plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement.

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Equity Compensation Plans

The Company does not have any plan that provides for equity compensation.

Compensation of Directors

In the past, the Company has not instituted a policy of compensating non-management directors. However, the Company plans to use stock-based compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company will consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of its Board members. Directors are not subject to a minimum share ownership requirement.

The Company currently has no compensation plans for non-management directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board of Directors is responsible for review, approval, or ratification of “related-person transactions” involving the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or five percent stockholder of the Company since the beginning of the previous fiscal year, and their immediate family members. We have adopted written policies that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. If the Board determines a related person has a material interest in a transaction, the Board may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

During the years ended December 31, 2014 and 2013, the Company paid compensation to Dynacap Group, Ltd., a private consulting firm, in the following amounts:

In 2014: $86,250 for consulting and other fees;

In 2013: $52,500 for consulting and other fees.

Mr. K.W. (“K.D.”) Diepholz, Chairman and CEO of the Company and Mr. Charles Smith, former Chief Financial Officer, are the Managers of Dynacap Group, Ltd.

The Company is not aware of any other relationships or transactions, since the beginning of the previous fiscal year, in which the Company and one or more of its directors, officers, nominees for director, five percent stockholders and/or their immediate family members have a direct or indirect material interest.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, or (3) contact DynaResource directly at (972) 868-9066. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of these materials was delivered.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

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WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THEREFORE, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE YOUR SHARES BY RETURNING THE ENCLOSED PROXY CARD. TIMELY VOTING WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU WILL BE ABLE TO VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors

K.W. (K.D.) Diepholz, Chief Executive Officer

Irving, Texas

November 16, 2015

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DYNARESOURCE, INC.

PROXY OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 28, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints K.W. (“K.D.”) Diepholz, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of DynaResource, Inc. to be held in a designated meeting room at the Four Seasons Hotel at 4150 N. MacArthur Blvd, Irving, Texas 75039, on Monday, December 28, 2015 at 2:00 PM. CST, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present at the Annual Meeting.

THE CHAIRMAN of the Board and the Current BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS II DIRECTORS NOMINATED BY THE COMPANY.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

Proposal One (Election by the Holders of Series A Preferred Shares): To elect to the Company’s Board of Directors, four Class I Directors, to a term of office expiring at the next Annual Meeting of Stockholders. The Nominees for Class I Directors made by the holder(s) of the Series A Preferred Shares are: K.W. (“K.D.”) Diepholz, Dr. Jose Vargas Lugo, Robert (“Chip”) Allender, Jr., and Pedro I. Teran Cruz.

All Nominees for Class I Directors (Holders of Series A Preferred Shares to Elect):

[X] FOR	[ ] WITHHOLD AUTHORITY

Proposal Two: To elect to the Company’s Board of Directors, two Class II directors (of the three named below), to a term of office expiring at the next Annual Meeting of Stockholders. Company Nominees: David S. Hall and John C. Wasserman. Stockholder Nominee: Christopher Leigh Menegay.

Class II Nominees (Holders of Common Stock to elect; Please Select Only 2 Names):

David S. Hall	[ ] FOR	[ ] WITHHOLD AUTHORITY
John C. Wasserman	[ ] FOR	[ ] WITHHOLD AUTHORITY
Christopher Leigh Menegay	[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal Three (Election by holders of Series C Convertible Preferred Shares): to elect to the Company’s Board of Directors, One Class III Director, to a term of office expiring at the next Annual Meeting of Stockholders. The Nominee for Class III Director made by the holder of the Series C Preferred Shares is: Philip A. Rose.

All Nominees for Class III Directors:

[X] FOR	[ ] WITHHOLD AUTHORITY

Proposal Four: To cast an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

[X] FOR	[ ] WITHHOLD AUTHORITY

Proposal Five: To cast as advisory vote to approve the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years.

[ ] One Year	[ ] Two Years	[ ] Three Years

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE COMPANY-NOMINATED CLASS II NOMINEES TO THE BOARD OF DIRECTORS. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.